UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - July 12, 2007
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      0-22810               03-0311630
   (State or other jurisdiction   (Commission File Number)      (IRS Employer
         of incorporation)                                     Identification
                                                                   Number)

             1000 Crawford Place, Suite 400, Mount Laurel, NJ 08054
               (Address of principal executive offices) (Zip Code)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 24.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

     On July 12, 2007, Mace Security International, Inc., a Delaware corporation ( "Mace") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Linkstar Interactive, Inc., a Delaware corporation ("Linkstar") and Maurry Mendelovich, Colin McIntyre, Michael Katz, Shawn Mendelovich, Christine McIntyre and Emily Pender (collectively, the "Shareholders"), pursuant to which Mace will acquire one hundred percent of the outstanding capital stock of Linkstar from the Shareholders.

     Pursuant to the Stock Purchase Agreement, and subject to its terms and conditions, the Shareholders will sell to Mace all of the common stock of Linkstar on July 20, 2007, or on such other date, place and time as the parties to the Stock Purchase Agreement may agree (the "Closing Date"). Mace will purchase such shares of common stock of Linkstar for an aggregate purchase price of $10,338,000 (the "Purchase Price"), which consists of (a) $6,838,000 in cash;
(b) promissory notes totaling $500,000, bearing 5% interest per annum and having principal plus interest due and payable on January 3, 2008; and (c) the number of shares of Mace's common stock having a total value of $3,000,000 based on the closing price per share of Mace's common stock as reported by the Nasdaq Global Market on the fifth trading day prior to the Closing Date.

     The closing of the transaction is subject to customary closing conditions and the Stock Purchase Agreement includes customary representations, warranties and covenants of Mace, Linkstar and the Shareholders.

     An executed copy of the Stock Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

     A copy of the press release, issued July 13, 2007, announcing the execution of the Stock Purchase Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

         (d) Exhibits.

Exhibit No.                Description
-----------                -----------
2.1 Stock Purchase Agreement, dated July 12, 2007, by and among Mace Security International, Inc., Linkstar Interactive, Inc. and Maurry Mendelovich, Colin McIntyre, Michael Katz, Shawn Mendelovich, Christine McIntyre and Emily Pender.

99.1 Press Release, issued July 13, 2007, relating to the execution of the Stock Purchase Agreement, dated July 12, 2007, by and among Mace Security International, Inc., Linkstar Interactive, Inc. and Maurry Mendelovich, Colin McIntyre, Michael Katz, Shawn Mendelovich, Christine McIntyre and Emily Pender.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  July 18, 2007             Mace Security International, Inc.
                                  (Registrant)



                                  By: /s/ Gregory M. Krzemien
                                      -------------------------------------
                                      Gregory M. Krzemien
                                      Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
2.1 Stock Purchase Agreement, dated July 12, 2007, by and among Mace Security International, Inc., Linkstar Interactive, Inc. and Maurry Mendelovich, Colin McIntyre, Michael Katz, Shawn Mendelovich, Christine McIntyre and Emily Pender.

99.1 Press Release, issued July 13, 2007, relating to the execution of the Stock Purchase Agreement, dated July 12, 2007, by and among Mace Security International, Inc., Linkstar Interactive, Inc. and Maurry Mendelovich, Colin McIntyre, Michael Katz, Shawn Mendelovich, Christine McIntyre and Emily Pender.